SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934


Date of Report (Date of earliest event reported)     September 19, 2003
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                             Jordan Industries, Inc.
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             (Exact name of registrant as specified in its charter)



             Illinois                     33-24317            36-3598114
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         (State or other                (Commission      (I.R.S. Employer
         Jurisdiction)                  File Number)     Identification No.)



                  ArborLake Centre, Suite 550
                  1751 Lake Cook Road, Deerfield, IL                   60015
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         (Address of Principal Executive Offices)                 (Zip Code)


Registrant's telephone number, including area code (847) 945-5591
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Item 2.  Acquisition or Disposition of Assets

On September 19, 2003, Jordan Industries, Inc. ("Jordan") sold the assets of its School Annual division of JII Promotions for $11,000,000, before fees and expenses. The School Annual division manufactures and distributes color and black and white soft-cover school yearbooks for kindergarten through eighth grade. The net proceeds were used to pay down Jordan's existing revolving credit agreement.


















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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             JORDAN INDUSTRIES, INC.



September 19, 2003                        By /s/ Thomas C. Spielberger
                                             -------------------------
                                             Thomas C. Spielberger
                                             Chief Financial Officer
                                             Senior Vice President
                                             Finance and Accounting



















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